OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

COMMON STOCKS - 98.2%	Shares	Value
Auto Components - 2.2%
Miller Industries, Inc.	79,000	$1,681,910

Auto Manufacturers - 2.2%
Blue Bird Corporation (a)	199,000	1,661,650

Automobiles - 2.9%
Winnebago Industries, Inc. (b)	41,300	2,197,573

Banks - 1.7%
First Hawaiian, Inc.	54,000	1,330,020

Chemicals - 1.0%
Scotts Miracle-Gro Company - Class A (b)	17,800	760,950

Commercial Banks - 7.4%
Citizens Financial Group, Inc.	53,000	1,821,080
Home BancShares, Inc. (b)	99,000	2,228,490
Prosperity Bancshares, Inc. (b)	25,000	1,667,000
		5,716,570
Commercial Services & Supplies - 5.0%
ABM Industries, Inc.	39,697	1,517,616
Brady Corporation - Class A	56,000	2,336,880
		3,854,496
Containers & Packaging - 2.1%
WestRock Company	53,050	1,638,715

Diversified Financial Services - 3.8%
Invesco Ltd.(c)	213,000	2,918,100

Electrical Equipment - 1.1%
Generac Holdings, Inc. (a)(b)	4,750	846,165

Electronic Equipment, Instruments & Components - 3.4%
Vishay Intertechnology, Inc.	145,000	2,579,550

Electronics - 3.3%
Sensata Technologies Holding PLC (c)	67,229	2,506,297

Entertainment - 2.8%
Warner Bros Discovery, Inc. (a)	185,800	2,136,700

Health Care Equipment & Supplies - 2.5%
Zimmer Biomet Holdings, Inc. (b)	18,500	1,934,175

Health Care Products - 2.5%
Integra LifeSciences Holdings Corporation (a)(b)	46,000	1,948,560

Hotels, Restaurants & Leisure - 2.7%
Denny's Corporation (a)	224,800	2,115,368

Household Durables - 7.2%
Central Garden & Pet Company - Class A (a)(b)	81,000	2,766,960
Lifetime Brands, Inc.	144,528	978,455
Mohawk Industries, Inc. (a)(b)	20,000	1,823,800
		5,569,215
Household Products - 2.5%
Reynolds Consumer Products, Inc. (b)	74,000	1,924,740

Industrial Equipment Wholesale - 3.3%
WESCO International, Inc. (a)	21,000	2,506,980

Leisure Products - 2.2%
Johnson Outdoors, Inc.	33,000	1,693,230

Machinery - 11.0%
Federal Signal Corporation (b)	34,000	1,268,880
Gates Industrial Corporation PLC (a)(c)	205,000	2,000,800
Graham Corporation	161,000	1,415,190
Shyft Group, Inc. (b)	116,000	2,369,880
Timken Company	24,000	1,416,960
		8,471,710
Materials - 2.4%
Axalta Coating Systems Ltd. (a)(c)	86,350	1,818,531

Pharmaceuticals - 3.6%
Prestige Consumer Healthcare, Inc. (a)	55,000	2,740,650

Real Estate Management & Development - 4.0%
Cushman & Wakefield PLC (a)(c)	110,700	1,267,515
Jones Lang LaSalle, Inc. (a)	12,000	1,812,840
		3,080,355
Restaurants - 6.0%
Cracker Barrel Old Country Store, Inc. (b)	20,500	1,897,890
Dine Brands Global, Inc. (b)	43,000	2,733,080
		4,630,970
Semiconductors & Semiconductor Equipment - 2.7%
Kulicke and Soffa Industries, Inc. (b)	54,400	2,096,032

Textiles, Apparel & Luxury Goods - 3.9%
Kontoor Brands, Inc. (b)	58,000	1,949,380
Tapestry, Inc. (b)	36,550	1,039,116
		2,988,496
Transportation Equipment - 2.8%
Wabash National Corporation (b)	140,000	2,178,400

TOTAL COMMON STOCKS (Cost $85,781,374)		75,526,108

SHORT-TERM INVESTMENT - 2.0%
Money Market Deposit Account - 2.0%
U.S. Bank N.A., 2.65% (d)
Total Money Market Deposit Account	1,555,448	1,555,448
TOTAL SHORT-TERM INVESTMENT (Cost $1,555,448)		1,555,448

INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 29.7%
Investment Company - 29.7%
Mount Vernon Liquid Assets Portfolio, LLC., 3.18% (e)
Total Investment Company	22,863,454	22,863,454
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $22,863,454)		22,863,454

TOTAL INVESTMENTS - 129.9%
(Cost $110,200,276)		99,945,010
OTHER ASSETS & LIABILITIES, NET - (29.9)%		(22,997,279)
TOTAL NET ASSETS - 100.0%		$76,947,731

PLC- Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022. Total loaned securities had a value of $22,035,369 at September 30, 2022.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2022.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of September 30, 2022.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of September 30, 2022:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$75,526,108	$-	$-	$75,526,108
Short-Term Investment	-	1,555,448	-	-	1,555,448
Investment Purchased with the Cash Proceeds From Securities Lending*	22,863,454	-	-	-	22,863,454
Total Investments in Securities	$22,863,454	$77,081,556	$-	$-	$99,945,010

*Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.
Refer to the Schedule of Investments for further information on the classification of investments.

OLSTEIN STRATEGIC OPPORTUNITIES FUND
Sector Allocation
September 30, 2022

31.7%
Industrials	28.7%
Consumer Discretionary	27.1%
Financials	13.0%
Health Care	8.6%
Information Technology	6.0%
Materials	5.5%
Real Estate	4.0%
Communication Services	2.8%
Consumer Staples	2.5%
Liabilities in Excess of Other Assets	-29.9%

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$22,098,952	$–	$–	$22,098,952
Consumer Discretionary	20,876,762	–	–	20,876,762
Financials	9,964,690	–	–	9,964,690
Health Care	6,623,385	–	–	6,623,385
Information Technology	4,602,329	–	–	4,602,329
Materials	4,218,196	–	–	4,218,196
Real Estate	3,080,355	–	–	3,080,355
Communication Services	2,136,700	–	–	2,136,700
Consumer Staples	1,924,740	–	–	1,924,740
Total Equity	75,526,109	–	–	75,526,109
Short-Term Investments	1,555,447	–	–	24,418,901
Total Investments in Securities	$77,081,556	$–	$–	$99,945,010